Exhibit 31(a)

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alonzo Pierce, certify that:

1.	I have reviewed this quarterly report on Form 10-Q/A of Emperial Americas, Inc.; and

2.             Based on my knowledge, this report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 20, 2012	By:	/s/ Alonzo Pierce
Alonzo Pierce President & Chief Executive Officer